Nationwide Life Insurance Company: • Nationwide VLI Separate Account - 2 • Nationwide VLI Separate Account - 4

Prospectus supplement dated June 1, 2006 to
Prospectus dated May 1, 2006

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

Policy Owners with Policies issued prior to May 1, 2004:

Effective June 1, 2006, the following underlying mutual fund will no longer be available to accept new transfers or premium payments:

Janus Aspen Series - International Growth Portfolio: Service Shares

Therefore, effective June 1, 2006, unless you instruct us otherwise, allocation requests made to the Janus Aspen Series - International Growth Portfolio: Service Shares will be allocated to the Janus Aspen Series - International Growth Portfolio: Service II Shares.